SELIGMAN
                                 ===============
                                     SELECT
                                ===============
                                    MUNICIPAL
                                   FUND, INC.


                               [GRAPHIC OMITTED]

                                     [LOGO]

                                 MID-YEAR REPORT
                                  JUNE 30, 1999


                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU
                                                     CESEL3B 6/99

================================================================================
TO THE STOCKHOLDERS

     The six-month period ended june 30, 1999, was a difficult one for fixed-income securities and for seligman select municipal fund. During this time, bond yields moved higher, sending bond prices lower. Although economic data indicated a benign inflationary environment, market participants correctly anticipated that the federal reserve board would raise rates in response to the improved global outlook and continued us economic strength. This tightening was a partial reversal of the fed's actions last fall, when it lowered interest rates three times in response to the global financial crisis.

     The bond market remained under pressure until june 30 when the fed surprised markets by changing its bias from a tightening stance to neutral, in addition to raising rates by the expected 25 basis points. This bias shift was primarily in response to current economic data, which did not suggest any dramatic reversal of the generally positive operating environment. The fed's announcement pushed the yield on the 30-year treasury bond back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, and the 30-year treasury bond yield has risen back above 6%.

     During the past three months, although municipal bond prices declined in response to rising rates, they still outperformed treasuries. Part of the reason for the outperformance was a decline in new municipal issues, as rates moved higher. Simultaneously, investor demand increased. We expect that this outperformance will continue because of the positive fundamentals underlying the municipal market.

     As the millennium approaches, we have become concerned that the media's focus on the year 2000 (y2k) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

     In the us, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the us will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

     For the past several years, j. & w. Seligman & co. Incorporated (seligman), your fund's manager, and seligman data corp. (seligman data), your fund's stockholder service agent, have been working to ensure that stockholders do not experience any y2k-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, seligman and seligman data participated in y2k testing conducted by the securities industry association. These tests were completed without any y2k-related problems on the part of seligman or seligman data. Tests with key service providers were also conducted, all of which were successfully completed in a y2k environment.

     Seligman select municipal fund's 1999 annual stockholders' meeting took place on may 20, 1999, in palm beach, florida. All proposals set forth in the proxy you received earlier in the year were passed. For complete results of the vote, please refer to page 14.


     Thank you for your continued support of seligman select municipal fund. We look forward to serving your investment needs for many years to come.

By order of the board of directors,

/s/ William c. Morris
---------------------
William c. Morris
Chairman
                                                             /s/ Thomas G. Moles
                                                             -------------------
                                                                 Thomas G. Moles
                                                                       President
August 6, 1999

================================================================================
             INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

                              WHAT ECONOMIC AND MARKET FACTORS AFFECTED
       [PHOTO OMITTED]        SELIGMAN SELECT MUNICIPAL FUND OVER THE PAST
                              QUARTER?

 SELIGMAN MUNICIPAL TEAM:          During this period, concerns about inflation
 (FROM LEFT) AUDREY KUCHTYAK, caused interest rates to rise and bond prices to
 THERESA BARION, DEBRA        fall accordingly. While recent economic data has
 McGUINNESS, (SEATED) EILEEN  indicated little or no inflation, strong consumer
 COMERFORD, THOMAS G. MOLES   demand and tight labor markets have sparked
 (PORTFOLIO MANAGER)          renewed vigilance by market participants and by
                              the Federal Reserve Board.

                                   At its May meeting, the Fed signaled its
                              concerns by adopting a tightening bias. Then, on June 30, in a move widely anticipated by the markets, the Fed raised the federal funds rate by 25 basis points. This decision to wage a preemptive strike against inflation suggests that the Fed believes that economic growth in the US may be strong enough to pose an inflationary threat.

     Although municipal bond prices fell as a result of rising yields, they stabilized following the Fed's tightening. In addition, municipal bond prices were less affected by the rising rate environment than were US Treasury bonds. This outperformance was primarily the result of an imbalance in municipal supply and demand. As interest rates rose, supply fell as municipalities issued fewer bonds. At the same time, higher yields increased investor demand.

WHAT WAS YOUR INVESTMENT  STRATEGY DURING THIS PERIOD?

     During the past quarter, we took advantage of the attractive yields that were available and purchased longer-term bonds to lock in higher rates. At the same time, we sold lower-yielding, shorter-term bonds. All new purchases were high-quality bonds because there continues to be a very narrow yield spread between higher- and lower-quality bonds, and we believe that lower-quality bonds are not offering enough additional compensation for the increased credit risk.

     We also took advantage of municipal bond supply differentials among individual states. While total municipal issuance decreased year-to-date, new issue volume varied widely between states. Therefore, we sold bonds where there was a supply shortage, and purchased bonds where supply had increased or remained stable.

     Last, to improve diversification, we purchased bonds in sectors that had been underweighted in the portfolio, specifically the education and general obligation sectors, and sold bonds in sectors that had been overweighted.

WHAT IS YOUR OUTLOOK?

     The Federal Reserve Board took the first step toward slowing the economy to a more sustainable pace by raising rates in June. As the year progresses, the Fed may become convinced that inflation is contained and that its last rate hike was sufficient to slow the economy. However, many economists believe that the Fed will find it necessary to tighten policy once again before year end. With the Fed vigilant, we are optimistic that inflation will not become a serious threat to the economy. However, until the economy exhibits definitive signs of slowing, shifting inflation expectations are likely to contribute to additional short-term volatility in the bond markets. We anticipate that the municipal market will continue to outperform the Treasury market for the balance of the year, as a result of the favorable supply and demand imbalance and the positive credit outlook for the nation's municipalities.

--------------------------------------------------------------------------------
INVESTMENT RESULTS PER COMMON SHARE


--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1999

                                                                         Average Annual
                                                               ----------------------------------
                                                                                          Since
                                       Three         Six         One          Five      Inception
                                      Months       Months       Year          Years      2/15/90
                                      ------       ------       ----          -----      -------

         Market Price**               (8.05)%     (10.93)%      (6.50)%       4.93%       6.45%
         Net Asset Value**            (2.94)%      (2.32)%       1.38%        6.84%       8.09%


PRICE PER SHARE

                                    June 30,        March 31,    December 31,
                                      1999            1999           1998
                                   -----------     -----------    -----------
         Market Price                $10.875         $12.00         $12.5625
         Net Asset Value              11.67           12.20          12.29

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                             Capital Gain
                                                       ------------------------
                                      Dividends Paid+  Realized      Unrealized
                                      ------------      ------       ----------
                                         $0.324         $0.038        $0.605++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at June 30, 1999, was 5.96%, which is equivalent to a taxable yield of 9.87% based on the maximum federal tax rate of 39.6%.

         -------------------------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

     * Returns for periods of less than one year are not annualized.

    ** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

     + Preferred Stockholders were paid dividends at annual rates ranging from 2.995% to 3.75%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

    ++ Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 1999.




--------------------------------------------------------------------------------

================================================================================
PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                               FACE                                                     RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                   MOODY'S/S&P    MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
ALABAMA--6.1%              $10,000,000  Jefferson County Sewer Rev.
                                          (Capital Improvement Warrants),
                                          5.125% due 2/1/2039 ..........................  Aaa/AAA      $ 9,321,400
                             5,000,000  McIntosh Industrial Development Board,
                                          Environmental Facilities Rev. (CIBA Specialty
                                          Chemicals), 5.375% due 6/1/2028 ..............  A2/AA-         4,832,600
ALASKA--2.4%                 5,215,000  Alaska Housing Finance Corp. (Collateralized
                                          Home Mortgage Rev.), 7.65% due 6/1/2024 ......  Aaa/AAA        5,491,291
CALIFORNIA--15.5%            9,130,000  California Pollution Control Financing Authority
                                          Sewage and Solid Waste Disposal Facilities
                                          Rev. (Anheuser-Busch Project),
                                          5.75% due 12/1/2030* .........................  A1/A+          9,306,300
                             4,000,000  San DiegoPublic Facilities Financing Authority
                                          Sewer Rev. Series 1999-A,
                                          5% due 5/15/2029 .............................  Aaa/AAA        3,758,120
                             5,700,000  San Diego Public Facilities Financing Authority
                                          Sewer Rev. Series 1999-B,
                                          5% due 5/15/2029 .............................  Aaa/AAA        5,355,321
                            10,000,000  San Francisco City and County Airports
                                          Commission Rev. (International Airport),
                                          6.30% due 5/1/2025* ..........................  Aaa/AAA       10,688,000
                             6,000,000  San Joaquin Hills Transportation Corridor Agency
                                          Rev. (Orange County Senior Lien Toll Road),
                                          6.75% due 1/1/2032 ...........................  Aaa/AAA        6,597,300
DELAWARE--2.3%               5,000,000  Delaware Economic Development Authority
                                          Exempt Facilities Rev. (Delmarva Power and
                                          Light Co. Project), 7.60% due 3/1/2020* ......  Aaa/AAA        5,209,950
FLORIDA--2.1%                1,635,000  Florida Housing Finance Agency (Home Ownership
                                          Rev.), 7.90% due 3/1/2022* ...................  Aaa/NR         1,708,591
                             3,060,000  Orange County Housing Finance Authority
                                          (Mortgage Rev.), 7.80% due 10/1/2022* ........  Aaa/NR         3,161,347
ILLINOIS--3.1%               7,500,000  Chicago GOs, 5.25% due 1/1/2028 ................  Aaa/AAA        7,200,450
INDIANA--2.3%                5,000,000  Indiana Employment Development Commission
                                          Environmental Rev. (Public Service Company of
                                          Indiana Inc.), 7.50% due 3/15/2015* ..........  Aaa/AAA        5,212,350
LOUISIANA--4.8%              9,325,000  Louisiana Public Facilities Authority
                                           Hospital Rev. (Southern Baptist Hospitals, Inc.
                                           Project),
                                           8% due 5/15/2012 ............................  NR/AAA        11,004,526
MASSACHUSETTS--4.4%          5,500,000  Massachusetts Bay Transportation Authority
                                           General Transportation System Rev.,
                                             5.625% due 3/1/2026 .......................  Aaa/AAA        5,831,595
                             4,175,000  Massachusetts Housing Finance Agency Rev.
                                          (Multi-Family Residential Development),
                                          7.65% due 2/1/2028* ..........................  Aaa/AAA        4,265,180

-----------------
See footnotes on page 6.

================================================================================
                                                                   JUNE 30, 1999

-------------------------------------------------------------------------------------------------------------------
                               FACE                                                     RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                   MOODY'S/S&P    MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
MICHIGAN--0.9%             $ 2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                          (Bronson Methodist Hospital),
                                          5.50% due 5/15/2028 ..........................  Aaa/NR       $ 1,988,400
NEVADA--3.2%                 7,000,000  Clark County Industrial Development Rev. (Nevada
                                          Power Company Project),
                                          7.80% due 6/1/2020* ..........................  Aaa/AAA        7,358,750
NEW JERSEY--4.7%             7,000,000  New Jersey Economic Development Authority
                                          Water Facilities Rev. (American Water Co. Inc.),
                                          5.375% due 5/1/2032* .........................  Aaa/AAA        6,909,070
                             2,000,000  New Jersey Educational Facilities Authority Rev.
                                          (Princeton University), 6% due 7/1/2024 ......  Aaa/AAA        2,140,440
                             1,700,000  New Jersey Housing & Mortgage Finance Agency
                                          (Home Buyer Rev.), 7.70% due 10/1/2029* ......  Aaa/AAA        1,738,675
NEW YORK--9.3%              10,000,000  New York State Energy Research & Development
                                          Authority Electric Facilities Rev.
                                          (Consolidated Edison Co. NY Inc. Project),
                                          6.10% due 8/15/2020 ..........................  Aaa/AAA       10,561,000
                            10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/2025 ..............................  Aaa/AAA       10,855,000
NEW YORK AND                 6,500,000  Port Authority of New York and New Jersey
  NEW JERSEY--2.9%                        (JFK International Air Terminal LLC Project
                                          Rev.), 5.75% due 12/1/2022* ..................  Aaa/AAA        6,663,540
OHIO--3.5%                   3,895,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/2021 ............  Aaa/AAA        4,190,825
                               105,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/2021 ............  Aaa/AAA          107,552
                             3,675,000  Ohio Housing Finance Agency (Single Family
                                          Mortgage Rev.), 7.65% due 3/1/2029* ..........  NR/AAA         3,747,692
PENNSYLVANIA--7.1%           2,500,000  Allegheny County Airport Rev. (Greater
                                          Pittsburgh International Airport),
                                          6.80% due 1/1/2010* ..........................  Aaa/AAA        2,657,950
                             3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029 ...  Aaa/AAA        3,188,070
                            10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025*   Aaa/AAA       10,434,600
South Carolina--2.1%         5,000,000  South Carolina Ports Authority Rev.,
                                          5.30% due 7/1/2026* ..........................  Aaa/AAA        4,772,350
TENNESSEE--3.7%              8,000,000  Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. duPont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024* ..  Aa3/AA-        8,634,960
TEXAS--7.0%                  3,000,000  Houston Higher Education Finance Corporation Rev.
                                          (Rice University Project),
                                          5.375% due 11/15/2029 ........................  Aaa/AAA        2,957,820
                             5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev.
                                           (Mobil Oil Refining Corp. Project),
                                            6.40% due 3/1/2030* ........................  Aa2/AA         5,342,750

-----------------
SEE FOOTNOTES ON PAGE 6.

===============================================================================
PORTFOLIO OF INVESTMENTS (continued)                               JUNE 30, 1999

-------------------------------------------------------------------------------------------------------------------
                               FACE                                                     RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                   MOODY'S/S&P    MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
TEXAS (continued)          $ 7,500,000  Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power
                                          and Light Co. Project), 6.125% due 5/1/2030*..  Aaa/AAA    $   7,855,950
VIRGINIA--2.1%               5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                          (Route 895 Connector), 5.50% due 8/15/2028 ...  Baa3/BBB-      4,749,600
WASHINGTON--9.1%             4,795,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.25% due 7/1/2017* .......................... Aaa/AAA         5,083,994
                             5,000,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.35% due 7/1/2028* .......................... Aaa/AAA         5,351,450
                            10,000,000  King County Sewer GOs, 6.125% due 1/1/2033 ..... Aaa/AAA        10,540,300
                                                                                                      ------------
TOTAL MUNICIPAL BONDS (Cost $218,737,910)-- 98.6%...............................................       226,775,059
VARIABLE RATE DEMAND NOTES (Cost $2,200,000)-- 1.0%.............................................         2,200,000
OTHER ASSETS LESS LIABILITIEs-- 0.4%............................................................           993,540
                                                                                                      ------------
Net Investment Assets-- 100.0%...................................................................     $229,968,599
                                                                                                      ============

-----------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                                JUNE 30, 1999

ASSETS:
Investments at value:
   Long-term holdings (cost $218,737,910) ................   $226,775,059
   Short-term holdings (cost $2,200,000) .................      2,200,000         $228,975,059
                                                             ------------
Cash ....................................................................              244,099
Interest receivable .....................................................            3,915,369
Expenses prepaid to stockholder service agent ...........................               16,982
Other ...................................................................               21,252
                                                                                  ------------
TOTAL ASSETS ............................................................          233,172,761
                                                                                  ------------
LIABILITIES:
Accrued expenses and other ..............................................            3,204,162
                                                                                  ------------
NET INVESTMENT ASSETS ...................................................          229,968,599
Preferred Stock .........................................................           75,000,000
                                                                                  ------------
NET ASSETS FOR COMMON STOCK .............................................         $154,968,599
                                                                                  ============
NET ASSETS PER SHARE OF COMMON STOCK (Market Value $10.875) .............               $11.67
                                                                                        ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series A, $.01 par value, liquidation preference and coverage per share--$100,000 and $306,625, respectively; shares
   asset authorized, issued and outstanding--375 ........................         $ 37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $306,625, respectively;
    shares authorized, issued and outstanding--375 ......................           37,500,000
Common Stock, $.01 par value: shares authorized--49,999,250; issued and
   outstanding--13,278,863 ..............................................              132,789
Additional paid-in capital ..............................................          146,066,342
Undistributed net investment income .....................................              224,810
Undistributed net realized gain .........................................              507,509
Net unrealized appreciation of investments ..............................            8,037,149
                                                                                  ------------
NET INVESTMENT ASSETS ...................................................         $229,968,599
                                                                                  ============

-------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                   FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
INTEREST ............................................................     $ 6,770,394

EXPENSES:
Management fee ........................................   $   644,287
Stockholder account, transfer, and registrar services .       105,163
Preferred stock remarketing fee .......................        93,108
Auditing and legal fees ...............................        31,037
Stockholder reports and communications ................        30,484
Directors' fees and expenses ..........................        23,882
Custody and related services ..........................        18,705
Stockholders' meeting .................................        17,801
Miscellaneous .........................................        15,656
                                                          -----------
TOTAL EXPENSES ......................................................         980,123

                                                                          -----------
NET INVESTMENT INCOME ...............................................      5,790,271*

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................       507,509
Net change in unrealized appreciation of investments ..    (9,061,532)
                                                          -----------
NET LOSS ON INVESTMENTS .............................................      (8,554,023)
                                                                          -----------
DECREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ...................     $(2,763,752)
                                                                          ===========

-----------
* Net investment income available for Common Stock is $4,584,777, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

================================================================================
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS

                                                                      Six Months             Year
                                                                         Ended               Ended
                                                                     June 30, 1999     December 31, 1998
                                                                    --------------    ------------------
OPERATIONS:
Net investment income .............................................   $   5,790,271    $  11,919,890
Net realized gain on investments ..................................         507,509        1,430,172
Net change in unrealized appreciation of investments ..............      (9,061,532)         602,983
                                                                      -------------    -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM OPERATIONS ......      (2,763,752)      13,953,045
                                                                      -------------    -------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series A (per share: $1,500.50 and $3,894.95)..        (562,688)      (1,460,606)
   Preferred Stock, Series B (per share: $1,714.15 and $3,520.69)..        (642,806)      (1,320,259)
   Common Stock (per share: $0.324 and $0.737) ....................      (4,301,478)      (9,755,973)
                                                                      -------------    -------------
   Total ..........................................................      (5,506,972)     (12,536,838)
Dividends in excess of net investment income:
   Common Stock (per share: $0.031) ...............................              --         (416,270)
Net realized gain on investments:
   Common Stock (per share: $0.108) ...............................              --       (1,431,625)
                                                                      -------------    -------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS ..............      (5,506,972)     (14,384,733)
                                                                      -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (27,343 and 64,241 shares) .....................................         313,226          793,243
Value of shares of Common Stock issued in payment of gain
   distribution (18,595 shares) ...................................              --          227,975
Cost of shares purchased for investment plan
   (27,700 and 26,400 shares) .....................................        (322,935)        (325,032)
                                                                      -------------    -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM
   CAPITAL SHARE TRANSACTIONS .....................................          (9,709)         696,186
                                                                      -------------    -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS ......................      (8,280,433)         264,498
NET INVESTMENT ASSETS:
Beginning of period ...............................................     238,249,032      237,984,534
                                                                      -------------    -------------
END OF PERIOD (including undistributed/(distributions in excess of)
   net investment income of $224,810 and $(58,489), respectively)..   $ 229,968,599    $ 238,249,032
                                                                      =============    =============

------------
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

        The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are cau9sed by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 1999, amounted to $24,591,705 and $20,782,918, respectively.

    At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $9,708,633 and $1,671,484, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

    The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 1999, 27,700 shares were purchased in the open market at a cost of $322,935, which represented a weighted average discount of 4.18% from the net asset value of those acquired shares. A total of 27,343 shares were issued to Plan participants during the period for proceeds of $314,781, a weighted average discount of 4.87% from the net asset value of those shares.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 1999.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

================================================================================
NOTES TO FINANCIAL STATEMENTS

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

     Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $79,034 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $62,437 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL STATEMENTS


     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

     "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment return for periods of less than one year is not annualized.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for the periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                   SIX MONTHS                YEAR ENDED DECEMBER 31,
                                                                      ENDED   --------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                     6/30/99    1998      1997      1996       1995      1994
                                                                   --------   -------   -------   -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ............................   $12.29     $12.33    $12.16    $12.51     $11.54     $13.14
                                                                   -------   --------   -------   -------    -------    -------
Net investment income ...........................................     0.44       0.90      0.96      1.02       1.03       1.05
Net realized and unrealized investment gain (loss) ..............    (0.65)      0.15      0.44     (0.29)      1.11      (1.61)
                                                                   -------   --------   -------   -------    -------    -------
INCREASE (DECREASE) FROM INVESTMENT
   OPERATIONS ...................................................     (0.21)     1.05      1.40      0.73       2.14      (0.56)
Dividends paid from net investment income
   on Preferred Stock ...........................................     (0.09)    (0.21)    (0.21)    (0.20)     (0.23)     (0.17)
Dividends in excess of net investment income paid
   on Common Stock ..............................................        --     (0.03)       --        --         --         --
Dividends paid from net investment income
   on Common Stock ..............................................     (0.32)    (0.74)    (0.84)    (0.84)     (0.84)     (0.84)
Distribution from net realized gain .............................        --     (0.11)    (0.18)    (0.04)     (0.10)     (0.03)
                                                                   --------   -------   -------    -------   -------    -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ......................     (0.62)    (0.04)     0.17     (0.35)      0.97      (1.60)
                                                                   --------  --------   -------   -------    -------    -------
NET ASSET VALUE, END OF PERIOD ..................................    $11.67  $12.29    $12.33      $12.16     $12.51     $11.54
                                                                   ========  ========  =======    =======    =======    =======
MARKET VALUE, END OF PERIOD .....................................   $10.875  $12.5625  $13.9375    $12.50     $12.50     $10.50
                                                                   ========  ======== =========   =======    =======    =======
TOTAL INVESTMENT RETURN FOR PERIOD:

Based upon market value .........................................    (10.93)%    (3.28)%   20.97%     7.49%     28.58%   (13.05)%
Based upon net asset value ......................................     (2.32)%     6.98%    10.01%     4.48%     17.09%    (5.46)%
RATIOS/SUPPLEMENTAL DATA:

EXPENSES TO AVERAGE NET INVESTMENT ASSETS .......................      0.84%+     0.88%     0.90%     0.86%      0.91%     0.90%
Expenses to average net assets for Common Stock .................      1.23%+     1.28%     1.32%     1.27%      1.34%     1.32%
Net investment income to average net
   investment assets ............................................      4.94%+     5.00%     5.35%     5.70%      5.74%     5.84%
Net investment income to average net assets for
   Common Stock .................................................      7.24%+     7.29%     7.87%     8.40%      8.45%     8.60%
Portfolio turnover ..............................................      9.04%     16.85%    27.83%    21.74%     13.37%    10.74%
NET INVESTMENT ASSETS, END OF PERIOD (000S omitted):

FOR COMMON STOCK ................................................   $154,969  $163,249  $162,985   $159,399  $162,953  $150,100
FOR PREFERRED STOCK .............................................     75,000    75,000    75,000     75,000    75,000    75,000
                                                                  ----------  --------  --------   --------  -------- ---------
TOTAL NET INVESTMENT ASSETS .....................................   $229,969  $238,249  $237,985   $234,399  $237,953  $225,100
                                                                  ==========  ========  ========   ========  ======== =========

-------------
+Annualized.


See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999

================================================================================
PROXY RESULTS

Stockholders of Seligman Select Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 20, 1999, in Palm Beach, Florida. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:

Election by Holders of Preferred Shares and Common Shares:

                                                FOR          WITHHELD
                                            ----------      ----------
   John E. Merow                            10,798,535        136,177
   James C. Pitney                          10,799,435        135,277
Election by Holders of Preferred Shares:

                                                FOR          WITHHELD
                                            ----------      ----------
   Betsy S. Michel                              706              --
   James N. Whitson                             706              --

RATIFICATION OF DELOITTE &TOUCHE LLP AS INDEPENDENT AUDITORS FOR 1999:

                                      FOR          AGAINST        ABSTAIN
                                   ---------      ---------      ---------
                                  10,779,399       39,643         115,670


================================================================================
EXECUTIVE OFFICERS

WILLIAM C. MORRIS             AUDREY G. KUCHTYAK            THOMAS G. ROSE
CHAIRMAN                      VICE PRESIDENT                TREASURER

THOMAS G. MOLES               LAWRENCE P. VOGEL             FRANK J. NASTA
PRESIDENT                     VICE PRESIDENT                SECRETARY

EILEEN A. COMERFORD
VICE PRESIDENT


-------------------------------------------------------------------------------

FOR MORE INFORMATION
MANAGER                                  INDEPENDENT AUDITORS         IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated      Deloitte & Touche LLP        (800) 874-1092   Stockholder Services
100 Park Avenue
New York, NY 10017                       STOCKHOLDER SERVICE AGENT     (212) 682-7600   Outside the United States
                                         Seligman Data Corp.           (800) 622-4597   24-Hour Automated
GENERAL COUNSEL                          100 Park Avenue                                Telephone Access Service
Sullivan & Cromwell                      New York, NY 10017

================================================================================
BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated


----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee